UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2021

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA	01864
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.125 per share	TER	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Teradyne, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders on May 7, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved (i) an amendment to the 1996 Employee Stock Purchase Plan (the “ESPP”) to increase the aggregate number of shares of common stock that may be issued pursuant to the ESPP by 3,000,000 and (ii) the 2006 Equity and Cash Compensation Incentive Plan, as amended (the “Plan”), to modify certain Plan terms as set forth in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 26, 2021. The foregoing description of the amendment to the ESPP and Plan is qualified in its entirety by reference to the full text of the ESPP and the Plan, each as amended, which are attached as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Articles of Organization to (a) lower the voting requirement for shareholder approval of mergers, share exchanges and substantial sales of Company assets from a super majority to a simple majority, and (b) to permit shareholders to act by a simple majority written consent, rather than by unanimous written consent. Subsequent to such approval, the Company filed, on May 11, 2021, with the Secretary of the Commonwealth of the Commonwealth of Massachusetts Restated Articles of Organization (the “Restated Articles of Organization”), giving effect to the foregoing amendments to the Articles of Organization.

The foregoing description is qualified in its entirety by reference to the full text of the Restated Articles of Organization, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1. To elect the eight nominees named in the Company’s proxy statement filed with the Commission on March 26, 2021 to the Board of Directors to serve as directors for a one-year term. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Michael A. Bradley	137,125,779	1,986,671	114,056	10,345,978
Edwin J. Gillis	132,208,895	6,870,627	146,984	10,345,978
Timothy E. Guertin	135,069,873	4,056,097	100,536	10,345,978
Peter Herweck	134,241,354	4,883,600	101,552	10,345,978
Mark E. Jagiela	137,605,896	1,553,938	66,672	10,345,978
Mercedes Johnson	137,688,366	1,454,988	83,152	10,345,978
Marilyn Matz	130,595,711	8,548,804	81,991	10,345,978
Paul J. Tufano	133,607,004	5,527,320	92,182	10,345,978

2. To approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on an advisory basis by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
128,424,925	10,568,053	233,528	10,345,978

3. To approve an amendment to the Company’s Articles of Organization to lower the voting requirement for shareholder approval of mergers, share exchanges and substantial sales of Company assets from a super majority to a simple majority. The amendment to the Company’s Articles of Organization was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
138,819,628	319,360	87,518	10,345,978

4. To approve an amendment to the Company’s Articles of Organization to permit shareholders to act by a simple majority written consent, rather than by unanimous written consent. The amendment to the Company’s Articles of Organization was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
135,548,129	3,569,034	109,343	10,345,978

5. To approve an amendment to the 1996 Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be issued pursuant to the plan by 3,000,000 shares. The amendment to the 1996 Employee Stock Purchase Plan was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
138,659,128	469,088	98,290	10,345,978

6. To approve the 2006 Equity and Cash Compensation Incentive Plan, as amended, to include, among other changes, a new total annual compensation cap for non-employee directors. The 2006 Equity and Cash Compensation Incentive Plan, as amended, was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
129,988,085	9,137,909	100,512	10,345,978

7. To ratify the selection of the firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained
141,284,236	8,153,617	134,631

Item 8.01.	Other Information.

On May 7, 2021, the Company announced that the Board appointed Paul J. Tufano to serve as Chair of the Board of Directors, effective immediately. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

3.1	Restated Articles of Organization of Teradyne, Inc., effective May 7, 2021

10.1	1996 Employee Stock Purchase Plan, as amended.

10.2	2006 Equity and Cash Compensation Incentive Plan, as amended.

99.1	Press Release of the Company, dated May 7, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: May 13, 2021	By:	/s/ Charles J. Gray
	Name:	Charles J. Gray
	Title:	V.P., General Counsel and Secretary